Other Income (Loss), Net (Tables)	12 Months Ended
Dec. 31, 2020
Other Income (Loss), Net
Schedule of other income (loss), net

	Year Ended December 31,
	2018	2019	2020
	$	$	$
Unrealized gain (loss) on marketable securities	(606,635)	951,545	850,402
Income from sales of properties held for sales	—	363,012	14,141
Foreign exchange gain (loss)	(3,800,728)	412,236	(815,656)
Others	188,170	251,718	251,169

Total	(4,219,193)	1,978,511	300,056